Exhibit 99.2

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Interest Income
Loans held for sale	$341	$406	$332	$441	$689
Loans held in portfolio	2,226	2,111	2,067	1,967	1,843
Available-for-sale securities	163	180	265	353	401
Other interest and dividend income	81	55	57	38	65
Total interest income	2,811	2,752	2,721	2,799	2,998
Interest Expense
Deposits	539	458	443	491	538
Borrowings	532	500	546	565	551
Total interest expense	1,071	958	989	1,056	1,089
Net interest income	1,740	1,794	1,732	1,743	1,909
Provision (reversal of reserve) for loan and lease losses	56	60	56	(202)	76
Net interest income after provision (reversal of reserve) for loan and lease losses	1,684	1,734	1,676	1,945	1,833
Noninterest Income
Home loan mortgage banking income, net	504	–	531	592	145
Depositor and other retail banking fees	514	507	463	472	471
Securities fees and commissions	104	105	107	103	103
Insurance income	61	57	61	49	45
Portfolio loan related income	109	103	87	96	116
Gain (loss) from other available-for-sale securities	11	41	21	(13)	557
Gain (loss) on extinguishment of borrowings	(147)	(1)	(89)	–	7
Other income	108	82	56	166	120
Total noninterest income	1,264	894	1,237	1,465	1,564
Noninterest Expense
Compensation and benefits	841	849	899	877	837
Occupancy and equipment	404	393	400	569	352
Telecommunications and outsourced information services	118	123	123	125	150
Depositor and other retail banking losses	54	40	40	40	35
Amortization of other intangible assets	14	14	15	15	15
Advertising and promotion	76	84	58	88	51
Professional fees	34	32	39	78	69
Other expense	328	313	306	309	301
Total noninterest expense	1,869	1,848	1,880	2,101	1,810
Income from continuing operations before income taxes	1,079	780	1,033	1,309	1,587
Income taxes	405	291	385	488	588
Income from continuing operations, net of taxes	674	489	648	821	999
Discontinued Operations
Income (loss) from discontinued operations before income taxes	–	–	(32)	34	38
Gain on disposition of discontinued operations	–	–	676	–	–
Income taxes	–	–	245	13	14
Income from discontinued operations, net of taxes	–	–	399	21	24
Net Income	$674	$489	$1,047	$842	$1,023

Basic Earnings Per Common Share:
Income from continuing operations	$0.78	$0.57	$0.75	$0.93	$1.11
Income from discontinued operations, net	–	–	0.46	0.02	0.03
Net income	0.78	0.57	1.21	0.95	1.14

Diluted Earnings Per Common Share:
Income from continuing operations	$0.76	$0.55	$0.73	$0.91	$1.09
Income from discontinued operations, net	–	–	0.45	0.02	0.02
Net income	0.76	0.55	1.18	0.93	1.11

Dividends declared per common share	0.44	0.43	0.42	0.41	0.40
Basic weighted average number of common shares outstanding (in thousands)	862,004	860,496	863,299	883,539	899,579
Diluted weighted average number of common shares outstanding (in thousands)	882,323	883,414	886,467	904,840	918,372

Washington Mutual, Inc.

Consolidated Statements of Income

(dollars in millions, except per share data)

(unaudited)

	Nine Months Ended
	Sept. 30, 2004	Sept. 30, 2003
Interest Income
Loans held for sale	$1,079	$2,061
Loans held in portfolio	6,404	5,701
Available-for-sale securities	607	1,384
Other interest and dividend income	194	218
Total interest income	8,284	9,364
Interest Expense
Deposits	1,440	1,674
Borrowings	1,578	1,803
Total interest expense	3,018	3,477
Net interest income	5,266	5,887
Provision for loan and lease losses	172	244
Net interest income after provision for loan and lease losses	5,094	5,643
Noninterest Income
Home loan mortgage banking income, net	1,035	1,381
Depositor and other retail banking fees	1,484	1,346
Securities fees and commissions	315	291
Insurance income	179	139
Portfolio loan related income	299	344
Gain from other available-for-sale securities	73	689
Loss on extinguishment of borrowings	(237)	(129)
Other income	247	323
Total noninterest income	3,395	4,384
Noninterest Expense
Compensation and benefits	2,589	2,427
Occupancy and equipment	1,197	1,024
Telecommunications and outsourced information services	364	429
Depositor and other retail banking losses	134	113
Amortization of other intangible assets	42	46
Advertising and promotion	219	190
Professional fees	105	189
Other expense	947	888
Total noninterest expense	5,597	5,306
Income from continuing operations before income taxes	2,892	4,721
Income taxes	1,081	1,749
Income from continuing operations, net of taxes	1,811	2,972
Discontinued Operations
Income (loss) from discontinued operations before income taxes	(32)	102
Gain on disposition of discontinued operations	676	–
Income taxes	245	37
Income from discontinued operations, net of taxes	399	65
Net Income	$2,210	$3,037

Basic Earnings Per Common Share:
Income from continuing operations	$2.10	$3.27
Income from discontinued operations, net	0.46	0.07
Net income	2.56	3.34

Diluted Earnings Per Common Share:
Income from continuing operations	$2.05	$3.20
Income from discontinued operations, net	0.45	0.07
Net income	2.50	3.27

Dividends declared per common share	1.29	0.99
Basic weighted average number of common shares outstanding (in thousands)	861,933	910,449
Diluted weighted average number of common shares outstanding (in thousands)	884,068	927,470

Washington Mutual, Inc.

Consolidated Statements of Financial Condition

(dollars in millions, except per share data)

(unaudited)

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Assets
Cash and cash equivalents	$4,689	$5,133	$6,045	$7,018	$5,744
Federal funds sold and securities purchased under agreements to resell	30	70	1,783	19	12
Available-for-sale securities, total amortized cost of $16,312, $19,392, $22,843, $36,858 and $36,792:
Mortgage-backed securities	10,168	10,042	10,766	10,695	14,352
Investment securities	6,319	9,337	12,565	26,012	22,705
Loans held for sale	29,184	27,795	34,207	20,837	35,820
Loans held in portfolio	206,158	194,543	186,380	175,150	160,229
Allowance for loan and lease losses	(1,322)	(1,293)	(1,260)	(1,250)	(1,549)
Total loans held in portfolio, net of allowance for loan and lease losses	204,836	193,250	185,120	173,900	158,680
Investment in Federal Home Loan Banks	3,883	3,965	3,916	3,462	3,429
Mortgage servicing rights	6,112	7,501	5,239	6,354	5,870
Goodwill	6,196	6,196	6,196	6,196	6,196
Assets of discontinued operations	–	–	–	4,184	4,138
Other assets	17,411	15,255	14,931	16,501	29,685
Total assets	$288,828	$278,544	$280,768	$275,178	$286,631
Liabilities
Deposits:
Noninterest-bearing deposits	$32,250	$33,343	$35,714	$29,968	$39,197
Interest-bearing deposits	136,445	129,123	125,267	123,213	124,944
Total deposits	168,695	162,466	160,981	153,181	164,141
Federal funds purchased and commercial paper	7,025	2,293	4,501	2,011	3,113
Securities sold under agreements to repurchase	15,611	15,764	18,306	28,333	20,468
Advances from Federal Home Loan Banks	59,758	61,379	58,494	48,330	43,743
Other borrowings	12,747	12,113	13,692	15,483	12,584
Liabilities of discontinued operations	–	–	–	3,578	3,554
Other liabilities	4,172	4,160	4,411	4,520	18,587
Total liabilities	268,008	258,175	260,385	255,436	266,190
Stockholders’ equity	20,820	20,369	20,383	19,742	20,441
Total liabilities and stockholders’ equity	$288,828	$278,544	$280,768	$275,178	$286,631

Common shares outstanding at end of period (in thousands)(1)	873,085	872,246	868,953	880,986	913,854

Book value per common share(2)	$24.01	$23.51	$23.62	$22.56	$22.77

Tangible book value per common share(2)	16.99	16.47	16.53	15.58	15.94

Employees at end of period(3)	55,488	57,274	59,173	63,720	62,901

(1)             Includes 6,000,000 shares at September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003 and 16,200,000 shares at September 30, 2003, held in escrow.

(2)             Excludes 6,000,000 shares at September 30, 2004, June 30, 2004, March 31, 2004 and December 31, 2003 and 16,200,000 shares at September 30, 2003, held in escrow.

(3)             Includes 2,346 and 2,352 employees reported as part of discontinued operations at December 31, 2003 and September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Stockholders’ Equity Rollforward
Balance, beginning of period	$20,369	$20,383	$19,742	$20,441	$20,978
Net income	674	489	1,047	842	1,023
Other comprehensive income (loss), net of tax	98	(210)	512	(105)	(805)
Cash dividends declared on common stock	(381)	(372)	(367)	(368)	(362)
Cash dividends returned(1)	–	–	–	45	4
Common stock repurchased and retired	–	–	(712)	(1,269)	(457)
Common stock issued	60	79	161	156	60
Balance, end of period	$20,820	$20,369	$20,383	$19,742	$20,441

(1)             Represents accumulated dividends on shares returned from escrow.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
CONSUMER GROUP
RETAIL BANKING AND FINANCIAL SERVICES
Condensed income statement:
Net interest income	$1,295	$1,271	$1,236	$1,116	$994
Provision for loan and lease losses	43	42	38	35	40
Noninterest income	713	702	622	646	653
Inter-segment revenue	3	7	6	20	63
Noninterest expense	1,116	1,118	1,069	1,073	980
Income before income taxes	852	820	757	674	690
Income taxes	323	311	286	258	274
Net income	$529	$509	$471	$416	$416
Performance and other data:
Efficiency ratio(1)	49.02%	49.97%	50.48%	52.88%	49.65%
Average loans	$167,539	$158,945	$149,356	$135,323	$118,295
Average assets	179,950	171,301	161,292	147,200	130,046
Average deposits	131,850	128,680	128,000	128,651	126,040
Employees at end of period	29,963	29,522	28,859	29,218	28,802

MORTGAGE BANKING
Condensed income statement:
Net interest income	$274	$358	$277	$401	$683
Provision for loan and lease losses	2	3	2	–	1
Noninterest income	769	199	760	870	288
Inter-segment expense	3	7	6	20	63
Noninterest expense	602	649	670	867	729
Income (expense) before income taxes	436	(102)	359	384	178
Income taxes (benefit)	165	(39)	136	163	61
Net income (loss)	$271	$(63)	$223	$221	$117
Performance and other data:
Efficiency ratio(1)	52.89%	108.62%	59.88%	65.22%	74.66%
Average loans	$22,611	$26,999	$19,871	$24,677	$51,648
Average assets	36,343	39,927	35,470	44,274	78,806
Average deposits	15,385	19,837	14,877	18,347	35,120
Employees at end of period	16,786	18,983	21,509	22,840	22,527

COMMERCIAL GROUP
Condensed income statement:
Net interest income	$324	$340	$340	$364	$324
Provision for loan and lease losses	10	10	15	22	24
Noninterest income	66	103	87	54	204
Noninterest expense	160	145	152	154	142
Income from continuing operations before income taxes	220	288	260	242	362
Income taxes	75	101	91	90	130
Income from continuing operations	145	187	169	152	232
Income from discontinued operations, net of taxes	–	–	–	21	24
Net income	$145	$187	$169	$173	$256
Performance and other data:
Efficiency ratio(1)	33.45%	26.07%	28.70%	29.72%	21.39%
Average loans	$38,829	$38,517	$37,005	$37,816	$35,318
Average assets	43,745	43,761	42,871	46,368	44,017
Average deposits	7,811	6,898	6,049	6,130	6,131
Employees at end of period(2)	3,270	3,237	3,160	5,653	5,594

(This table is continued on “WM-6”.)

(1)             The efficiency ratio is defined as noninterest expense, excluding a cost of capital charge on goodwill, divided by total revenue (net interest income and noninterest income).

(2)             Includes 2,346 and 2,352 employees reported as part of discontinued operations at December 31, 2003 and September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

(This table is continued from “WM-5”.)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
CORPORATE SUPPORT/TREASURY AND OTHER
Condensed income statement:
Net interest expense	$(263)	$(281)	$(224)	$(235)	$(183)
Noninterest income (expense)	(122)	33	(68)	135	611
Noninterest expense	203	146	199	219	171
Income (expense) from continuing operations	(588)	(394)	(491)	(319)	257
Income taxes (benefit)	(221)	(147)	(183)	(119)	95
Income (expense) from continuing operations	(367)	(247)	(308)	(200)	162
Income from discontinued operations, net of taxes	–	–	399	–	–
Net income (loss)	$(367)	$(247)	$91	$(200)	$162
Performance and other data:
Average assets	$25,452	$30,701	$33,430	$41,480	$39,108
Average deposits	13,820	9,391	5,028	5,558	6,654
Employees at end of period	5,469	5,532	5,645	6,009	5,978

RECONCILING ADJUSTMENTS
Condensed income statement:
Net interest income(3)	$110	$106	$103	$97	$91
Provision (reversal of reserve) for loan and lease losses(4)	1	5	1	(259)	11
Noninterest income (expense)(5)	(162)	(143)	(164)	(240)	(192)
Noninterest (income) expense(6)	(212)	(210)	(210)	(212)	(212)
Income before income taxes	159	168	148	328	100
Income taxes(7)	63	65	55	96	28
Net income	$96	$103	$93	$232	$72
Performance and other data:
Average loans(8)	$(1,600)	$(1,553)	$(1,505)	$(1,421)	$(1,293)
Average assets(8)(9)	(1,821)	(1,750)	(1,657)	(1,882)	(1,762)

TOTAL CONSOLIDATED
Condensed income statement:
Net interest income	$1,740	$1,794	$1,732	$1,743	$1,909
Provision (reversal of reserve) for loan and lease losses	56	60	56	(202)	76
Noninterest income	1,264	894	1,237	1,465	1,564
Noninterest expense	1,869	1,848	1,880	2,101	1,810
Income from continuing operations before income taxes	1,079	780	1,033	1,309	1,587
Income taxes	405	291	385	488	588
Income from continuing operations	674	489	648	821	999
Income from discontinued operations, net of taxes	–	–	399	21	24
Net income	$674	$489	$1,047	$842	$1,023
Performance and other data:
Efficiency ratio(10)	62.19%	68.77%	63.34%	65.51%	52.13%
Average loans	$227,379	$222,908	$204,727	$196,395	$203,968
Average assets	283,669	283,940	271,406	277,440	290,215
Average deposits	168,866	164,806	153,954	158,686	173,945
Employees at end of period(2)	55,488	57,274	59,173	63,720	62,901

(2)             Includes 2,346 and 2,352 employees reported as part of discontinued operations at December 31, 2003 and September 30, 2003.

(3)             Represents the difference between home loan premium amortization recorded by the Retail Banking and Financial Services segment and the amount recognized in the Company’s Consolidated Statements of Income.  For management reporting purposes, loans that are held in portfolio by the Retail Banking and Financial Services segment are treated as if they are purchased from the Mortgage Banking segment.  Since the cost basis of these loans includes an assumed profit factor paid to the Mortgage Banking segment, the amortization of loan premiums recorded by the Retail Banking and Financial Services segment includes this assumed profit factor and must therefore be eliminated as a reconciling adjustment.

(4)             Represents the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

(5)             Represents the difference between gain from mortgage loans recorded by the Mortgage Banking segment and the gain from mortgage loans recognized in the Company’s Consolidated Statements of Income.  As the Mortgage Banking segment holds no loans in portfolio, all loans originated or purchased by this segment are considered to be salable for management reporting purposes.

(6)             Represents the corporate offset for the cost of capital related to goodwill that has been allocated to the segments.

(7)             Represents the tax effect of reconciling adjustments.

(8)             Includes the inter-segment offset for inter-segment loan premiums that the Retail Banking and Financial Services segment recognized from the transfer of portfolio loans from the Mortgage Banking segment.

(9)             Includes the impact to the allowance for loan and lease losses per the following table that results from the difference between the long-term, normalized net charge-off ratio used to assess expected loan and lease losses for the operating segments and the “losses inherent in the loan portfolio” methodology used by the Company.

Quarter Ended
Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
$(221)	$(197)	$(152)	$(461)	$(469)

(10)           The efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and noninterest income).

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions, except per share data)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
PROFITABILITY
Net interest income	$1,740	$1,794	$1,732	$1,743	$1,909
Net interest margin	2.77%	2.86%	2.89%	2.90%	3.07%
Noninterest income	$1,264	$894	$1,237	$1,465	$1,564
Noninterest expense	1,869	1,848	1,880	2,101	1,810
Basic earnings per common share:
Income from continuing operations	$0.78	$0.57	$0.75	$0.93	$1.11
Income from discontinued operations, net	–	–	0.46	0.02	0.03
Net income	0.78	0.57	1.21	0.95	1.14
Diluted earnings per common share:
Income from continuing operations	$0.76	$0.55	$0.73	$0.91	$1.09
Income from discontinued operations, net	–	–	0.45	0.02	0.02
Net income	0.76	0.55	1.18	0.93	1.11
Dividends declared per common share	$0.44	$0.43	$0.42	$0.41	$0.40
Return on average assets(1)	0.95%	0.69%	1.54%	1.21%	1.41%
Return on average common equity(1)	13.03	9.63	20.85	16.83	19.82
Efficiency ratio(2)(3)	62.19	68.77	63.34	65.51	52.13
ASSET QUALITY
Nonaccrual loans(4)(5)	$1,471	$1,396	$1,542	$1,626	$1,813
Foreclosed assets(5)	281	286	307	311	293
Total nonperforming assets(5)	1,752	1,682	1,849	1,937	2,106
Nonperforming assets/total assets(5)	0.61%	0.60%	0.66%	0.70%	0.73%
Restructured loans(5)	$38	$79	$107	$111	$118
Total nonperforming assets and restructured loans(5)	1,790	1,761	1,956	2,048	2,224
Allowance for loan and lease losses(5)	1,322	1,293	1,260	1,250	1,549
Allowance as a percentage of total loans held in portfolio(5)	0.64%	0.66%	0.68%	0.71%	0.97%
Provision (reversal of reserve) for loan and lease losses	$56	$60	$56	$(202)	$76
Net charge-offs(5)	27	24	46	97	74
CAPITAL ADEQUACY(5)
Stockholders’ equity/total assets	7.21%	7.31%	7.26%	7.17%	7.13%
Tangible common equity(6)/total tangible assets(6)	5.26	5.32	5.21	5.26	5.26
Estimated total risk-based capital/risk-weighted assets(7)	10.34	10.39	10.53	10.94	11.54
SUPPLEMENTAL DATA
Average balance sheet:
Total loans held for sale	$28,220	$33,096	$24,464	$29,606	$51,950
Total loans held in portfolio	199,159	189,812	180,263	166,789	152,018
Total interest-earning assets	252,235	251,264	239,979	241,718	249,892
Total assets	283,669	283,940	271,406	277,440	290,215
Total interest-bearing deposits	135,600	127,670	123,336	125,201	124,488
Total noninterest-bearing deposits	33,266	37,136	30,618	33,485	49,457
Total stockholders’ equity	20,703	20,288	20,088	20,027	20,657
Period-end balance sheet:
Loans held for sale	29,184	27,795	34,207	20,837	35,820
Loans held in portfolio, net of allowance for loan and lease losses	204,836	193,250	185,120	173,900	158,680
Interest-earning assets(2)	255,742	245,752	249,617	236,175	236,547
Total assets	288,828	278,544	280,768	275,178	286,631
Interest-bearing deposits	136,445	129,123	125,267	123,213	124,944
Noninterest-bearing deposits	32,250	33,343	35,714	29,968	39,197
Total stockholders’ equity	20,820	20,369	20,383	19,742	20,441

(1)             Includes income from continuing and discontinued operations through the period ending March 31, 2004.

(2)             Based on continuing operations.

(3)             The efficiency ratio is defined as noninterest expense, divided by total revenue (net interest income and noninterest income).

(4)             Excludes nonaccrual loans held for sale.

(5)             As of quarter end.

(6)             Excludes unrealized net gain/loss on available-for-sale securities and derivatives, goodwill and intangible assets, but includes MSR.

(7)             Estimate of what the total risk-based capital ratio would be if Washington Mutual, Inc. were a bank holding company that is subject to Federal Reserve Board capital requirements.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004			June 30, 2004			Sept. 30, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$922	1.44%	$3	$1,030	1.14%	$3	$1,350	2.16%	$7
Available-for-sale securities(1):
Mortgage-backed securities	9,726	3.85	94	9,887	3.92	97	21,174	4.51	239
Investment securities	7,597	3.62	69	11,975	2.76	83	17,652	3.66	162
Loans held for sale(2)	28,220	4.83	341	33,096	4.91	406	51,950	5.31	689
Loans held in portfolio(2):
Loans secured by real estate:
Home	108,594	4.19	1,137	105,360	4.12	1,086	84,456	4.56	963
Purchased specialty mortgage finance	16,279	4.57	186	15,361	4.77	183	10,777	5.30	143
Total home loans	124,873	4.24	1,323	120,721	4.20	1,269	95,233	4.64	1,106
Home equity loans and lines of credit	38,329	4.55	438	33,716	4.53	381	22,209	4.79	266
Home construction:
Builder(3)	1,288	4.68	15	1,211	4.35	13	1,105	4.47	13
Custom(4)	1,405	6.07	21	1,299	6.16	20	977	6.90	17
Multi-family	21,240	4.90	260	20,809	4.97	259	19,920	5.16	258
Other real estate	6,364	5.78	93	6,502	6.05	98	6,989	6.31	111
Total loans secured by real estate	193,499	4.44	2,150	184,258	4.43	2,040	146,433	4.83	1,771
Consumer	860	10.17	22	927	9.92	23	1,178	8.55	25
Commercial business	4,800	4.43	54	4,627	4.11	48	4,407	4.18	47
Total loans held in portfolio	199,159	4.46	2,226	189,812	4.45	2,111	152,018	4.84	1,843
Other	6,611	4.70	78	5,464	3.84	52	5,748	3.99	58
Total interest-earning assets	252,235	4.45	2,811	251,264	4.38	2,752	249,892	4.79	2,998
Noninterest-earning assets:
Mortgage servicing rights	6,698			7,128			6,250
Goodwill	6,196			6,196			6,196
Other(5)	18,540			19,352			27,877
Total assets	$283,669			$283,940			$290,215
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$54,377	1.25	172	$65,468	1.28	208	$64,057	1.68	272
Savings and money market deposits	43,278	1.27	138	29,328	0.82	60	28,674	0.88	63
Time deposits	37,945	2.40	229	32,874	2.31	190	31,757	2.53	203
Total interest-bearing deposits	135,600	1.58	539	127,670	1.44	458	124,488	1.72	538
Federal funds purchased and commercial paper	2,733	1.54	10	3,029	1.07	8	4,057	1.12	12
Securities sold under agreements to repurchase	14,213	2.75	100	17,004	2.28	98	21,399	2.19	120
Advances from Federal Home Loan Banks	59,227	2.02	306	59,233	1.88	281	45,334	2.59	300
Other	12,922	3.62	116	12,774	3.56	113	12,203	3.94	119
Total interest-bearing liabilities	224,695	1.89	1,071	219,710	1.74	958	207,481	2.07	1,089
Noninterest-bearing sources:
Noninterest-bearing deposits	33,266			37,136			49,457
Other liabilities(6)	5,005			6,806			12,620
Stockholders’ equity	20,703			20,288			20,657
Total liabilities and stockholders’ equity	$283,669			$283,940			$290,215
Net interest spread and net interest income		2.56	$1,740		2.64	$1,794		2.72	$1,909
Impact of noninterest-bearing sources		0.21			0.22			0.35
Net interest margin		2.77			2.86			3.07

(1)             The average balance and yield are based on average amortized cost balances.

(2)             Nonaccrual loans are included in the average loan amounts outstanding.

(3)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)             Represents construction loans made directly to the intended occupant of a single-family residence.

(5)             Includes assets of continuing and discontinued operations for the quarter ended September 30, 2003.

(6)             Includes liabilities of continuing and discontinued operations for the quarter ended September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended
	Sept. 30, 2004			Sept. 30, 2003
	Balance	Rate	Interest Income/ Expense	Balance	Rate	Interest Income/ Expense
Average Balances and Weighted Average Interest Rates
Assets
Interest-earning assets:
Federal funds sold and securities purchased under agreements to resell	$993	1.30%	$10	$3,297	1.39%	$35
Available-for-sale securities(1):
Mortgage-backed securities	9,870	4.04	299	23,805	5.04	900
Investment securities	12,862	3.19	308	15,829	4.08	484
Loans held for sale(2)	28,592	5.03	1,079	50,773	5.41	2,061
Loans held in portfolio(2):
Loans secured by real estate:
Home	105,559	4.18	3,311	83,656	4.91	3,079
Purchased specialty mortgage finance	15,223	4.83	552	10,456	5.57	437
Total home loans	120,782	4.26	3,863	94,112	4.98	3,516
Home equity loans and lines of credit	33,786	4.59	1,162	19,583	5.09	747
Home construction:
Builder(3)	1,205	4.49	41	1,088	4.75	39
Custom(4)	1,302	6.13	60	942	7.36	52
Multi-family	20,810	4.98	777	19,149	5.38	773
Other real estate	6,484	5.87	287	7,344	6.30	348
Total loans secured by real estate	184,369	4.48	6,190	142,218	5.13	5,475
Consumer	928	10.08	70	1,255	8.82	83
Commercial business	4,482	4.24	144	4,193	4.49	143
Total loans held in portfolio	189,779	4.50	6,404	147,666	5.15	5,701
Other	5,746	4.27	184	5,167	4.72	183
Total interest-earning assets	247,842	4.46	8,284	246,537	5.06	9,364
Noninterest-earning assets:
Mortgage servicing rights	6,566			5,490
Goodwill	6,196			6,199
Other(5)	19,082			26,806
Total assets	$279,686			$285,032
Liabilities
Interest-bearing liabilities:
Deposits:
Interest-bearing checking deposits	$62,396	1.27	593	$60,980	1.78	810
Savings and money market deposits	33,211	1.00	249	28,265	0.98	207
Time deposits	33,286	2.39	598	31,976	2.74	657
Total interest-bearing deposits	128,893	1.49	1,440	121,221	1.85	1,674
Federal funds purchased and commercial paper	3,084	1.21	28	2,917	1.21	26
Securities sold under agreements to repurchase	17,711	2.26	304	20,607	2.52	394
Advances from Federal Home Loan Banks	57,135	2.05	892	50,993	2.62	1,012
Other	13,241	3.58	354	13,192	3.76	371
Total interest-bearing liabilities	220,064	1.82	3,018	208,930	2.21	3,477
Noninterest-bearing sources:
Noninterest-bearing deposits	33,671			44,015
Other liabilities(6)	5,590			11,323
Stockholders’ equity	20,361			20,764
Total liabilities and stockholders’ equity	$279,686			$285,032
Net interest spread and net interest income		2.64	$5,266		2.85	$5,887
Impact of noninterest-bearing sources		0.20			0.34
Net interest margin		2.84			3.19

(1)             The average balance and yield are based on average amortized cost balances.

(2)             Nonaccrual loans are included in the average loan amounts outstanding.

(3)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(4)             Represents construction loans made directly to the intended occupant of a single-family residence.

(5)             Includes assets of continuing and discontinued operations for the nine months ended September 30, 2003.

(6)             Includes liabilities of continuing and discontinued operations for the nine months ended September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Deposits
Retail deposits:
Checking deposits:
Noninterest bearing	$16,178	$15,666	$15,107	$13,724	$14,033
Interest bearing	52,378	59,395	66,618	67,990	66,009
Total checking deposits	68,556	75,061	81,725	81,714	80,042
Savings and money market deposits	38,620	30,413	22,452	22,131	22,657
Time deposits(1)	24,825	23,990	24,128	24,605	25,356
Total retail deposits	132,001	129,464	128,305	128,450	128,055
Commercial business deposits	8,117	7,925	7,038	7,159	6,451
Wholesale deposits	14,052	8,874	6,219	2,579	4,711
Custodial and escrow deposits(2)	14,525	16,203	19,419	14,993	24,924
Total deposits	$168,695	$162,466	$160,981	$153,181	$164,141

(1)             Weighted average remaining maturity of time deposits was 16 months at September 30, 2004, June 30, 2004 and March 31, 2004, 14 months at December 31, 2003, and 15 months at September 30, 2003.

(2)             Substantially all custodial and escrow deposits reside in noninterest-bearing checking accounts.

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Retail Checking Accounts(1)
Accounts, beginning of period	8,734,640	8,544,197	8,315,571	8,122,642	7,867,190
Net accounts opened during the quarter	142,802	190,443	228,626	192,929	255,452
Accounts, end of period	8,877,442	8,734,640	8,544,197	8,315,571	8,122,642

(1)             Retail checking accounts include small business checking accounts generated through financial centers but exclude all other commercial business accounts.  The information provided refers to the number of accounts, not dollar amounts.

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004		Dec. 31, 2003	Sept. 30, 2003
Retail Banking Stores
Stores, beginning of period	1,816	1,755	1,776		1,677	1,602
Net stores opened during the quarter	56	61	(21	)(1)	99	75
Stores, end of period	1,872	1,816	1,755		1,776	1,677

(1)             The Company consolidated 79 grocery store locations into larger, existing, retail banking stores.

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Assets Under Management	$20,617	$20,106	$19,438	$17,868	$16,017

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Loan Volume
Home loans:
Adjustable rate	$25,589	$29,753	$21,822	$23,397	$28,225
Fixed rate	14,635	26,076	21,564	28,105	83,360
Specialty mortgage finance(1)	7,536	7,323	7,113	6,031	5,460
Total home loan volume	47,760	63,152	50,499	57,533	117,045
Home equity loans and lines of credit	10,527	11,572	8,416	7,922	9,369
Home construction loans:
Builder(2)	371	447	273	636	787
Custom(3)	269	392	336	377	363
Multi-family	2,050	2,346	1,525	1,647	2,598
Other real estate	352	760	370	655	439
Total loans secured by real estate	61,329	78,669	61,419	68,770	130,601
Consumer	138	63	58	72	146
Commercial business	358	789	688	1,061	1,191
Total loan volume	$61,825	$79,521	$62,165	$69,903	$131,938
Loan Volume by Channel
Retail	$30,285	$37,720	$28,126	$31,630	$55,104
Wholesale	16,079	19,534	15,419	16,334	27,410
Purchased/correspondent	15,461	22,267	18,620	21,939	49,424
Total loan volume by channel	$61,825	$79,521	$62,165	$69,903	$131,938
Refinancing Activity(4)
Home loan refinancing	$23,834	$40,201	$33,233	$36,817	$90,762
Home equity loans and lines of credit and consumer	360	1,147	1,107	848	2,030
Home construction loans	9	13	12	6	16
Multi-family and other real estate	621	883	575	690	1,164
Total refinancing	$24,824	$42,244	$34,927	$38,361	$93,972
Home Loan Volume by Index
Short-term adjustable-rate loans(5):
Treasury indices	$18,883	$16,467	$13,440	$13,021	$7,076
COFI	145	167	110	151	124
Other	45	812	218	628	336
Total short-term adjustable-rate loans	19,073	17,446	13,768	13,800	7,536
Medium-term adjustable-rate loans(6)	12,866	17,536	12,814	13,667	24,138
Fixed-rate loans	15,821	28,170	23,917	30,066	85,371
Total home loan volume	$47,760	$63,152	$50,499	$57,533	$117,045

Note:  Pursuant to regulatory guidance issued in December 2003,  buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.  Accordingly, total home loan volume includes GNMA pool buy-out volume of $898 million, $689 million, $1.05 billion, $1.30 billion and $1.67 billion for the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003.

(1)             Represents purchased Specialty Mortgage Finance loan portfolios and mortgages originated by Long Beach Mortgage.

(2)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)             Represents construction loans made directly to the intended occupant of a single-family residence.

(4)             Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)             Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)             Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Nine Months Ended
	Sept. 30, 2004	Sept. 30, 2003
Loan Volume
Home loans:
Adjustable rate	$77,164	$76,503
Fixed rate	62,275	235,499
Specialty mortgage finance(1)	21,972	14,647
Total home loan volume	161,411	326,649
Home equity loans and lines of credit	30,515	21,717
Home construction loans:
Builder(2)	1,091	1,870
Custom(3)	997	799
Multi-family	5,921	6,417
Other real estate	1,482	1,315
Total loans secured by real estate	201,417	358,767
Consumer	259	266
Commercial business	1,835	3,309
Total loan volume	$203,511	$362,342
Loan Volume by Channel
Retail	$96,131	$137,917
Wholesale	51,032	79,337
Purchased/correspondent	56,348	145,088
Total loan volume by channel	$203,511	$362,342
Refinancing Activity(4)
Home loan refinancing	$97,268	$261,166
Home equity loans and lines of credit and consumer	2,614	3,926
Home construction loans	34	41
Multi-family and other real estate	2,079	2,764
Total refinancing	$101,995	$267,897
Home Loan Volume by Index
Short-term adjustable-rate loans(5):
Treasury indices	$48,790	$17,125
COFI	422	571
Other	1,075	777
Total short-term adjustable-rate loans	50,287	18,473
Medium-term adjustable-rate loans(6)	43,216	67,738
Fixed-rate loans	67,908	240,438
Total home loan volume	$161,411	$326,649

Note:  Pursuant to regulatory guidance issued in December 2003,  buyouts of delinquent mortgages contained within Government National Mortgage Association (GNMA) loan servicing pools must be classified as loans on the balance sheet.   Accordingly, total home loan volume includes GNMA pool buy-out volume of $2.64 billion and $5.65 billion for the nine months ended September 30, 2004 and September 30, 2003.

(1)             Represents purchased Specialty Mortgage Finance loan portfolios and mortgages originated by Long Beach Mortgage.

(2)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)             Represents construction loans made directly to the intended occupant of a single-family residence.

(4)             Includes loan refinancing entered into by both new and pre-existing loan customers.

(5)             Short term is defined as adjustable-rate loans that reprice within one year or less.

(6)             Medium term is defined as adjustable-rate loans that reprice after one year.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from June 30, 2004 to Sept. 30, 2004	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Loans by Property Type
Loans held in portfolio:
Loans secured by real estate:
Home	$5,918	$112,230	$106,312	$104,946	$100,043	$90,243
Purchased specialty mortgage finance	1,088	17,305	16,217	15,437	12,973	11,366
Total home loans	7,006	129,535	122,529	120,383	113,016	101,609
Home equity loans and lines of credit	4,428	40,505	36,077	31,264	27,647	24,060
Home construction:
Builder(1)	7	1,248	1,241	1,105	1,052	1,061
Custom(2)	120	1,484	1,364	1,265	1,168	1,032
Multi-family	484	21,640	21,156	20,579	20,324	20,191
Other real estate	(245)	6,268	6,513	6,508	6,649	6,932
Total loans secured by real estate	11,800	200,680	188,880	181,104	169,856	154,885
Consumer	(61)	831	892	954	1,028	1,121
Commercial business	(124)	4,647	4,771	4,322	4,266	4,223
Total loans held in portfolio	11,615	206,158	194,543	186,380	175,150	160,229
Less: allowance for loan and lease losses	(29)	(1,322)	(1,293)	(1,260)	(1,250)	(1,549)
Total net loans held in portfolio	11,586	204,836	193,250	185,120	173,900	158,680
Loans held for sale(3)	1,389	29,184	27,795	34,207	20,837	35,820
Total net loans	$12,975	$234,020	$221,045	$219,327	$194,737	$194,500

(1)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(2)             Represents construction loans made directly to the intended occupant of a single-family residence.

(3)             Fair value of loans held for sale was $29.32 billion, $27.92 billion, $34.36 billion, $20.84 billion and $35.86 billion as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Change from June 30, 2004 to Sept. 30, 2004	Sept. 30, 2004	Weighted Average Coupon Rate	June 30, 2004	Weighted Average Coupon Rate	Sept. 30, 2003	Weighted Average Coupon Rate
Loans Secured by Real Estate and MBS
Selected loans held in portfolio secured by real estate(1):
Short-term adjustable-rate loans(2):
COFI	$(734)	$8,304	4.81%	$9,038	4.83%	$11,708	5.05%
Treasury indices	7,373	72,065	3.97	64,692	3.77	39,947	3.99
Other	3,992	38,582	4.97	34,590	4.70	24,243	4.96
Total short-term adjustable-rate loans	10,631	118,951	4.35	108,320	4.15	75,898	4.46
Medium-term adjustable-rate loans(3)	705	52,396	5.39	51,691	5.41	49,983	5.65
Fixed-rate loans	582	20,333	6.61	19,751	6.65	19,979	7.16
Total loans held in portfolio secured by real estate(4)	11,918	191,680	4.87	179,762	4.79	145,860	5.24
Loans held for sale(5)	1,401	29,061	4.87	27,660	5.13	35,714	5.88
Total loans secured by real estate	13,319	220,741	4.87	207,422	4.84	181,574	5.37
MBS(6):
Short-term adjustable-rate MBS(2):
COFI	(416)	4,117	3.74	4,533	3.78	6,832	3.95
Treasury indices	(31)	4,550	2.89	4,581	2.68	5,065	3.14
Other	(1)	8	3.42	9	3.09	412	4.62
Total short-term adjustable-rate MBS	(448)	8,675	3.30	9,123	3.23	12,309	3.64
Medium-term adjustable-rate MBS(3)	249	249	3.22	–	–	–	–
Fixed-rate MBS	112	780	6.47	668	6.99	1,450	6.98
Total MBS(7)	(87)	9,704	3.55	9,791	3.49	13,759	3.99
Total loans secured by real estate and MBS	$13,232	$230,445	4.82	$217,213	4.77	$195,333	5.27

(1)             Includes total home loans, home equity loans and lines of credit and multi-family loans.

(2)             Short term is defined as adjustable-rate loans and MBS that reprice within one year or less.

(3)             Medium term is defined as adjustable-rate loans that reprice after one year.

(4)             At September 30, 2004, June 30, 2004 and September 30, 2003, the adjustable-rate loans with lifetime caps were $167.6 billion, $156.12 billion and $123.96 billion with a lifetime weighted average cap rate of 12.24%, 12.24% and 12.16%.

(5)             Excludes student loans.

(6)             Excludes principal-only strips and interest-only strips.

(7)             At September 30, 2004, June 30, 2004 and September 30, 2003, the adjustable-rate MBS with lifetime caps were $5.22 billion, $6.60 billion and $11.82 billion with a lifetime weighted average cap rate of 11.44%, 11.33% and 11.27%.

	June 30, 2004 to Sept. 30, 2004	Dec. 31, 2003 to Sept. 30, 2004
Rollforward of Loans Held for Sale
Balance, beginning of period	$27,795	$20,837
Loans originated and purchased	30,829	111,432
Loans sold and other	(29,440)	(103,085)
Balance, end of period	$29,184	$29,184

Rollforward of Loans Held in Portfolio
Balance, beginning of period	$194,543	$175,150
Loans originated and purchased	30,996	92,079
Loan payments and other	(19,381)	(61,071)
Balance, end of period	$206,158	$206,158

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$482	$485	$502	$524	$542
Amortization of mortgage servicing rights	(589)	(546)	(750)	(604)	(665)
Mortgage servicing rights valuation adjustments(1)	165	(51)	(606)	615	368
Other, net	(62)	(89)	(66)	(75)	(220)
Net home loan servicing income (expense)	(4)	(201)	(920)	460	25
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	130	(322)	1,108	(314)	(317)
Loans held for sale risk management(3)	(23)	142	(66)	8	145
Total revaluation gain (loss) from derivatives	107	(180)	1,042	(306)	(172)
Net settlement income from certain interest-rate swaps	126	192	167	190	130
Gain (loss) from mortgage loans(3)	210	113	171	63	(204)
Loan related income	65	76	71	124	108
Gain from sale of originated mortgage-backed securities	–	–	–	61	258
Total home loan mortgage banking income	504	–	531	592	145
Impact of other mortgage servicing rights risk management instruments(4):
Gain (loss) from certain available-for-sale securities	–	–	5	(11)	176
Revaluation gain from principal only-stripped MBS	45	–	–	–	–
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$549	$–	$536	$581	$321

	Nine Months Ended
	Sept. 30, 2004	Sept. 30, 2003
Home Loan Mortgage Banking Income (Expense)
Loan servicing fees	$1,469	$1,748
Amortization of mortgage servicing rights	(1,884)	(2,665)
Mortgage servicing rights valuation adjustments(1)	(493)	96
Other, net	(217)	(515)
Net home loan servicing expense	(1,125)	(1,336)
Revaluation gain (loss) from derivatives:
Mortgage servicing rights risk management(2)	917	840
Loans held for sale risk management(3)	52	(197)
Total revaluation gain from derivatives	969	643
Net settlement income from certain interest-rate swaps	485	354
Gain from mortgage loans(3)	494	1,186
Loan related income	212	274
Gain from sale of originated mortgage-backed securities	–	260
Total home loan mortgage banking income	1,035	1,381
Impact of other mortgage servicing rights risk management instruments(4):
Gain from certain available-for-sale securities	5	316
Revaluation gain from principal only-stripped MBS	45	–
Total home loan mortgage banking income, net of other mortgage servicing rights risk management instruments	$1,085	$1,697

(1)             Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology. The Company prospectively applied fair value hedge accounting treatment, as prescribed by Statement of Financial Accounting Standards (Statement) No. 133, to most of its MSR on April 1, 2004.

(2)             Represents the change in fair value from certain derivatives that economically hedge the MSR.

(3)             Gain (loss) from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a net gain of $187 million for the quarter ended September 30, 2004, compared with a net gain of $255 million for the quarter ended June 30, 2004, a net gain of $105 million for the quarter ended March 31, 2004, a net gain of $71 million for the quarter ended December 31, 2003, and a net loss of $59 million for the quarter ended September 30, 2003.  Gain from mortgage loans net of revaluation gain (loss) from derivatives used for loans held for sale risk management was a net gain of $546 million for the nine months ended September 30, 2004, compared with a net gain of $989 million for the nine months ended September 30, 2003.

(4)             Includes only instruments designated for mortgage servicing rights risk management and does not include the effects of instruments held for asset/liability risk management.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended		Nine Months Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Sept. 30, 2004
Mortgage Servicing Rights (“MSR”) Performance
Statement No. 133 MSR accounting valuation adjustments	$(885)	$1,707	$–	$822
Statement No. 133 fair value hedging adjustments	1,316	(1,985)	–	(669)
Statement No. 133 ineffectiveness	431	(278)	–	153
Change in value of MSR accounted for under lower of aggregate cost or market value methodology	(266)	227	(606)	(646)
Mortgage servicing rights valuation adjustments(1)	165	(51)	(606)	(493)
Revaluation gain (loss) from derivatives — MSR risk management	130	(322)	1,108	917
Amortization of mortgage servicing rights	(589)	(546)	(750)	(1,884)
Net settlement income from certain interest-rate swaps	126	195	160	481
Gain from certain available-for-sale securities	–	–	5	5
Revaluation gain from principal only-stripped MBS	45	–	–	45
Net MSR valuation less hedging expense	$(123)	$(724)	$(83)	$(929)

(1)             Represents fair value hedge ineffectiveness as well as any impairment/reversal recognized on MSR accounted for under the lower of cost or market value methodology. The Company began applying fair value hedge accounting treatment, as prescribed by Statement No. 133, to most of its MSR on a prospective basis as of April 1, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Rollforward of Mortgage Servicing Rights (“MSR”)(1)
Balance, beginning of period	$7,501	$5,239	$6,354	$5,870	$4,598
Home loans:
Additions	348	874	241	701	1,587
Amortization	(589)	(546)	(750)	(604)	(665)
(Impairment) reversal	(266)	227	(606)	615	368
Statement No. 133 MSR accounting valuation adjustments	(885)	1,707	–	–	–
Sales	–	–	–	(231)	(18)
Net change in commercial real estate MSR	3	–	–	3	–
Balance, end of period(2)	$6,112	$7,501	$5,239	$6,354	$5,870
Rollforward of Valuation Allowance for MSR Impairment
Balance, beginning of period	$2,417	$3,035	$2,435	$3,075	$3,444
Impairment (reversal)	266	(227)	606	(615)	(368)
Other than temporary impairment	(22)	(388)	–	–	–
Sales	–	–	–	(25)	(1)
Other	(8)	(3)	(6)	–	–
Balance, end of period	$2,653	$2,417	$3,035	$2,435	$3,075
Rollforward of Loans Serviced for Others
Balance, beginning of period	$558,388	$559,807	$582,669	$577,822	$583,823
Home loans:
Additions	29,699	54,201	22,009	51,480	105,883
Sales	–	–	–	(195)	–
Loan payments and other	(37,035)	(56,388)	(46,058)	(47,062)	(111,834)
Net change in commercial real estate loans serviced for others	193	768	1,187	624	(50)
Balance, end of period	$551,245	$558,388	$559,807	$582,669	$577,822

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Total Servicing Portfolio
Loans serviced for others	$551,245	$558,388	$559,807	$582,669	$577,822
Servicing on retained MBS without MSR	2,713	2,938	3,208	3,455	3,810
Servicing on owned loans	217,592	205,714	204,449	182,604	182,570
Subservicing portfolio	502	563	1,528	1,852	249
Total servicing portfolio	$772,052	$767,603	$768,992	$770,580	$764,451

	Sept. 30, 2004
	Unpaid Principal Balance	Weighted Average Servicing Fee
		(in basis points, annualized)
Loans Serviced for Others by Loan Type
Government	$57,267	48
Agency	358,413	30
Private	116,763	34
Specialty home loans	18,802	50
Total loans serviced for others(3)	$551,245	33

(1)             Net of valuation allowance.

(2)             At September 30, 2004, the aggregate MSR fair value was $6.11 billion.

(3)             Weighted average coupon rate (annualized) was 5.90% at September 30, 2004.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Quarter Ended
	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Allowance for Loan and Lease Losses
Balance, beginning of quarter	$1,293	$1,260	$1,250	$1,549	$1,530
Allowance for certain loan commitments/other	–	(3)	–	–	17
Provision (reversal of reserve) for loan and lease losses	56	60	56	(202)	76
	1,349	1,317	1,306	1,347	1,623
Loans charged off:
Loans secured by real estate:
Home	(6)	(8)	(16)	(18)	(22)
Purchased specialty mortgage finance	(11)	(9)	(9)	(11)	(9)
Total home loan charge-offs	(17)	(17)	(25)	(29)	(31)
Home equity loans and lines of credit	(6)	(5)	(7)	(2)	(4)
Home construction - builder (1)	–	–	(1)	(1)	(1)
Multi-family	–	–	–	(1)	(4)
Other real estate	(1)	(1)	(8)	(52)	(16)
Total loans secured by real estate	(24)	(23)	(41)	(85)	(56)
Consumer	(11)	(11)	(14)	(14)	(20)
Commercial business	(4)	(4)	(6)	(15)	(19)
Total loans charged off	(39)	(38)	(61)	(114)	(95)
Recoveries of loans previously charged off:
Loans secured by real estate:
Home	–	–	–	1	7
Purchased specialty mortgage finance	1	1	1	1	1
Total home loan recoveries	1	1	1	2	8
Home equity loans and lines of credit	–	1	1	–	–
Multi-family	1	–	2	–	–
Other real estate	2	4	2	5	6
Total loans secured by real estate	4	6	6	7	14
Consumer	5	5	5	5	5
Commercial business	3	3	4	5	2
Total recoveries of loans previously charged off	12	14	15	17	21
Net charge-offs	(27)	(24)	(46)	(97)	(74)
Balance, end of quarter	$1,322	$1,293	$1,260	$1,250	$1,549

Net charge-offs (annualized) as a percentage of average loans held in portfolio	0.05%	0.05%	0.10%	0.23%	0.19%
Allowance as a percentage of total loans held in portfolio	0.64	0.66	0.68	0.71	0.97

(1)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

Washington Mutual, Inc.

Selected Financial Information

(dollars in millions)

(unaudited)

	Sept. 30, 2004	June 30, 2004	Mar. 31, 2004	Dec. 31, 2003	Sept. 30, 2003
Nonperforming Assets and Restructured Loans
Nonaccrual loans(1):
Loans secured by real estate:
Home	$538	$535	$622	$736	$760
Purchased specialty mortgage finance	608	585	615	597	553
Total home nonaccrual loans	1,146	1,120	1,237	1,333	1,313
Home equity loans and lines of credit	50	48	45	47	46
Home construction:
Builder(2)	23	18	23	25	31
Custom(3)	8	6	8	10	9
Multi-family	23	20	23	19	39
Other real estate	173	133	153	153	309
Total nonaccrual loans secured by real estate	1,423	1,345	1,489	1,587	1,747
Consumer	11	9	7	8	10
Commercial business	37	42	46	31	56
Total nonaccrual loans held in portfolio	1,471	1,396	1,542	1,626	1,813
Foreclosed assets	281	286	307	311	293
Total nonperforming assets	$1,752	$1,682	$1,849	$1,937	$2,106
As a percentage of total assets	0.61%	0.60%	0.66%	0.70%	0.73%
Restructured loans	$38	$79	$107	$111	$118
Total nonperforming assets and restructured loans	$1,790	$1,761	$1,956	$2,048	$2,224

(1)             Excludes nonaccrual loans held for sale of $84 million at September 30, 2004.  Prior periods also reflect the exclusion of nonaccrual loans held for sale of $99 million, $135 million, $66 million and $67 million at June 30, 2004, March 31, 2004, December 31, 2003 and September 30, 2003. Loans held for sale are accounted for at lower of aggregate cost or market value, with valuation changes included as adjustments to gain from mortgage loans.

(2)             Represents loans to builders for the purpose of financing the acquisition, development and construction of single-family residences for sale.

(3)             Represents construction loans made directly to the intended occupant of a single-family residence.